SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2018 (September 13, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(b) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 13, 2018, the Company's predecessor independent accountant, Liggett & Webb, P.A. ("L&W") issued a letter to the Company in response to the Company's filing of its 8-K filed with the SEC on September 12, 2018 (the "L&W Letter"). L&W audited and issued audit reports on the financial statements of the Company for the fiscal years ended March 31, 2017, March 31, 2016, March 31, 2015 and March 31, 2014 (the "L&W Financial Statements").

The L&W Letter recommended the Company should file a Current Report on SEC Form 8-K disclosing that the Company's previous L&W Financial Statements, and L&W's reports thereon, as well as any other financial statements or financial information issued by the Company during the periods of L&W's engagements, should not be relied upon.

The Company believes the filing of this non-reliance periodic filing to be premature and temporary as the Company's audit committee investigation is not complete. Additionally, the Company has not had the opportunity to complete its analysis of the facts, circumstances, literature, and materiality of the allegations noted in the RBSM letter sent to the Company on July 21, 2018, which was filed as exhibit 16.1 in the Company's periodic filing with the SEC on September 12, 2018. A copy of the Liggett & Webb Letter is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

On September 25, 2018, the Company issued another Letter to Shareholders from its Chairman and CEO Harold H. Montgomery to address the Company's 8-K filed with the SEC on September 12, 2018. The letter provided an update on how the Company is addressing their predecessor auditor concerns. A copy of the Letter to Shareholders is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Letter from Liggett & Webb, P.A.
99.2	Letter to Shareholders from CEO

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

September 25, 2018	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter from Liggett & Webb, P.A.
99.2	Letter to Shareholders from CEO